Exhibit 99.1

GoHealth Prioritizes Retention, Quality, and Strategic Flexibility as Medicare Advantage Market Rationalizes; Reports Third Quarter 2025 Results
Disciplined pullback aims to preserve high-quality member base, retention and engagement model, and platform efficiency.

CHICAGO, November 13, 2025 — GoHealth, Inc. (NASDAQ: GOCO) (“GoHealth” or the “Company”), a leading health insurance marketplace and Medicare-focused digital health company, today announced financial results for the three and nine months ended September 30, 2025.

The Company navigated a materially different Medicare Advantage environment by intentionally reducing Medicare Advantage volume, conserving liquidity, and preserving the core capabilities required to scale when market conditions stabilize. Based on our analysis, health plans continue to emphasize margin integrity, renewal stability, and long-term member value over raw enrollment growth.

GoHealth anticipated this shift and aligned its operating model accordingly, focusing on:

•Disciplined Pullback: Intentionally reduced Medicare Advantage volume in response to announced health plan emphasis on renewal stability, member quality, and unit economics.

•Retention-First Strategy: Reinforcing objective guidance—confirming a member’s current plan when appropriate—protecting the quality and durability of the member base.

•Leadership in Special Needs Plans: Maintaining a leading position in SNP categories where health plans continue to allocate resources.

•Preserved Strategic Capabilities: Sustaining the core infrastructure required to lead when conditions stabilize, including agent enablement technology, retention operations, and back-book value.

•Strengthened Strategic Flexibility: Secured superpriority term loan facility, received covenant relief, and refreshed the Company’s Board of Directors to enable potential integration and consolidation opportunities in a fragmented broker landscape.

“Our pullback over the last two quarters was intentional. The market shifted toward retention, member stability, and disciplined unit economics,” said Vijay Kotte, CEO of GoHealth. “We aligned with that shift by focusing on quality over quantity, reinforcing objective guidance to our members, and protecting the capabilities that matter to us: our high-quality member book, our retention and engagement model, our platform efficiency, and our leadership in Special Needs Plans.”

“If our assessment of the changing market dynamics proves premature, we believe we have preserved flexibility. But if we had chased projected volume into deteriorating economics, the downside could have been significant and lasting. We believe our discipline protects value in either scenario and positions us to expand and integrate as the market rationalizes.”

“Our third-quarter performance reflects disciplined execution in an environment where we see health plans prioritizing margin and stability,” said Brendan Shanahan, CFO of GoHealth. “We maintained liquidity, reduced fixed cost, and continued to automate and streamline core parts of the operating model. We believe our balance sheet is stable, our platform remains efficient, and our variable cost structure provides flexibility. We expect to be well-positioned to evaluate and pursue opportunities that create long-term value.”

Additional information, including with respect to the Company’s preliminary financial results for the three and nine months ended September 30, 2025, is included in the tables at the end of this press release.

Conference Call Details

The Company will host a conference call today, Thursday, November 13, 2025 at 8:00 a.m. (ET) to discuss prioritization of retention, quality, and strategic flexibility. A live audio webcast of the conference call will be available via GoHealth's Investor Relations website, https://investors.gohealth.com/. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call.

About GoHealth, Inc.

GoHealth is a leading health insurance marketplace and Medicare-focused digital health company whose purpose is to compassionately ensure consumers’ peace of mind when making healthcare decisions so they can focus on living life. For many of these consumers, enrolling in a health insurance plan is confusing and difficult, and seemingly small differences between health plans may lead to significant out-of-pocket costs or lack of access to critical providers and medicines. GoHealth’s proprietary technology platform leverages modern machine-learning algorithms, powered by over two decades of insurance purchasing behavior, to reimagine the process of matching a health plan to a consumer’s specific needs. Its unbiased, technology-driven marketplace coupled with highly skilled licensed agents has facilitated the enrollment of millions of consumers in Medicare plans since GoHealth’s inception. For more information, visit https://www.gohealth.com.

Investor Relations:
John Shave
JShave@gohealth.com

Media Relations:
Pressinquiries@gohealth.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are made in reliance upon the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our liquidity, future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding the expected results of the strategic capital and governance actions entered into on August 6, 2025, our pursuit of strategic alternatives and other shifts in our strategy, health plans’ respective decisions related to plan offerings and associated compensation for broker services, our expected growth, future capital expenditures, debt service obligations, future ability to continue as a going concern, adoption and use of artificial intelligence technologies, the impact on our business from regulatory changes, the impact on our business from the acquisition of e-TeleQuote Insurance, Inc. (“e-TeleQuote”) our ability to successfully integrate e-TeleQuote’s operations, technologies and employees into our business, are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “aims,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “likely,” “future” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions, projections and other statements about future events that are based on current expectations and assumptions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

These forward-looking statements speak only as of the date of this press release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including the factors described in the sections titled “Summary Risk Factors,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual Report on Form 10-K”), our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2025, our Quarterly Report on Form 10-Q for the second quarter ended June 30, 2025, the forthcoming Quarterly Report on Form 10-Q for the third quarter ended September 30, 2025 and in our other filings with the Securities and Exchange Commission.

You should read this press release and the documents that we reference in this press release completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Non-GAAP Financial Measures

Throughout this press release, we use a number of non-GAAP financial measures. Non-GAAP financial measures are supplemental measures of our performance that are derived from our consolidated financial information, but which are not presented in our Condensed Consolidated Financial Statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). We define these non-GAAP financial measures as follows:

•“Adjusted EBITDA” represents, as applicable for the period, EBITDA as further adjusted for certain items summarized in the table furnished below in this press release.

•“Adjusted EBITDA Margin” refers to Adjusted EBITDA divided by net revenues.

•“EBITDA” represents net income (loss) before interest expense, income tax expense (benefit) and depreciation and amortization expense.

We believe that excluding certain items from our GAAP results allows management to better understand our consolidated financial performance from period to period and better project our future consolidated financial performance as forecasts are developed at a level of detail different from that used to prepare GAAP-based financial measures. Moreover, we believe these non-GAAP financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period to period comparisons. Adjusted EBITDA is the primary financial performance measure used by management to evaluate the business and monitor the results of operations, as well as a basis for certain compensation programs sponsored by the Company. There are limitations to the use of the non-GAAP financial measures presented in this press release. For example, our non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes.

The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with financial information presented on a GAAP basis. Reconciliations of each of EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin to its most directly comparable GAAP financial measure are presented in the tables furnished below in this press release. We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude similar items, may incur income and expenses similar to these excluded items and may include other expenses, costs and non-routine items.

Key Business Performance and Operating Metrics

In addition to traditional financial metrics, we rely upon certain business and operating metrics to evaluate our business performance and facilitate our operations. The most relevant business and operating metrics are as follows:

•“Direct Operating Cost of Submission” is an operating metric that represents costs directly attributable to Submissions generated during a reporting period and excludes costs that are indirect or fixed. Direct Operating Cost of Submission is comprised of the portion of the respective operating expenses for revenue share, marketing and advertising and consumer care and enrollment that are directly related to the Submissions generated in the reporting period.

•“Direct Operating Cost per Submission” is an operating metric that represents the average performance of Submissions generated during a reporting period. Direct Operating Cost per Submission refers to (x) Direct Operating Cost of Submission for a reporting period divided by (y) the number of Submissions generated for such period.

•“Sales/Direct Operating Cost of Submission” represents (x) the numerator of Sales per Submission, as defined below, divided by (y) Direct Operating Cost of Submission.

•“Sales per Submission” is an operating metric that represents the average performance of Submissions generated during a reporting period. Sales per Submission measures revenues only from the Submissions generated in the period and excludes items that are unrelated to such Submissions, including any impact of revenue adjustments recorded in the period, but relating to performance obligations satisfied in prior periods. Sales per Submission equals (x) the sum of (i) Medicare agency revenues, comprised of the expected amount of initial commission revenue and any renewal commissions to be paid from the health plan partners on such placement as long as the policyholder remains with the same insurance product, as well as partner marketing and other revenue, (ii) Medicare non-agency revenues, comprised of the enrollment and engagement services for which cash is collected in advance or in close proximity to the point in time revenue is recognized, and (iii) revenues from GoHealth Protect, divided by (y) the number of Submissions generated for such period.

•“Submission” refers to either (i) a completed Medicare application with our licensed agent that is submitted to the health plan partner and subsequently approved by the health plan partner during the indicated period, (ii) a transfer by our agent to the health plan partner through the Encompass operating model during the indicated period, or (iii) a completed GoHealth Protect application with our licensed agent that is submitted, approved by the health plan partner, and for which the payment information was received by the health plan partner during the indicated period.

Direct Operating Cost of Submission, Direct Operating Cost per Submission, Sales/Direct Operating Cost of Submission, Sales per Submission and Submissions are key operating metrics we use to understand our underlying financial performance and trends.

The following tables set forth the components of our results of operations for the periods indicated (unaudited):

	Three months ended Sep. 30,
	2025		2024
(in thousands, except percentages and per share amounts)	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues	$34,186	100.0%	$118,292	100.0%	$(84,106)	(71.1)%
Operating expenses:
Revenue share	20,095	58.8%	19,683	16.6%	412	2.1%
Marketing and advertising	17,471	51.1%	45,270	38.3%	(27,799)	(61.4)%
Consumer care and enrollment	17,201	50.3%	45,556	38.5%	(28,355)	(62.2)%
Technology	9,970	29.2%	9,801	8.3%	169	1.7%
General and administrative	27,689	81.0%	17,140	14.5%	10,549	61.5%
Amortization of intangible assets	23,514	68.8%	23,514	19.9%	—	—%
Indefinite and long-lived asset impairment charges	206,163	603.1%	—	—%	206,163	NM
Total operating expenses	322,103	942.2%	160,964	136.1%	161,139	100.1%
Income (loss) from operations	(287,917)	(842.2)%	(42,672)	(36.1)%	(245,245)	574.7%
Interest expense	24,762	72.4%	19,086	16.1%	5,676	29.7%
Loss on extinguishment of debt	1,655	4.8%	—	—%	1,655	NM
Gain on bargain purchase	—	—%	(77,363)	(65.4)%	77,363	(100.0)%
Other (income) expense, net	70	0.2%	250	0.2%	(180)	(72.0)%
Income (loss) before income taxes	(314,404)	(919.7)%	15,355	13.0%	(329,759)	(2147.6)%
Income tax (benefit) expense	(486)	(1.4)%	(11)	—%	(475)	4318.2%
Net income (loss)	(313,918)	(918.3)%	15,366	13.0%	(329,284)	(2142.9)%
Net income (loss) attributable to non-controlling interests	(148,072)	(433.1)%	8,591	7.3%	(156,663)	(1823.6)%
Net income (loss) attributable to GoHealth, Inc.	$(165,846)	(485.1)%	$6,775	5.7%	$(172,621)	(2547.9)%
Net income (loss) per share (Note 7):
Net income (loss) per share of Class A common stock — basic	$(11.80)		$0.58
Net income (loss) per share of Class A common stock — diluted	$(11.80)		$0.46
Weighted-average shares of Class A common stock outstanding — basic	14,136		10,077
Weighted-average shares of Class A common stock outstanding — diluted	14,136		14,580

Non-GAAP financial measures:
EBITDA	$(262,620)		$60,860
Adjusted EBITDA	$(47,090)		$(12,106)
Net Income (Loss) Margin	(918.3)%		13.0%
Adjusted EBITDA Margin	(137.7)%		(10.2)%

NM = Not meaningful

	Nine months ended Sep. 30,
	2025		2024
(in thousands, except percentages and per share amounts)	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues	$349,206	100.0%	$409,762	100.0%	$(60,556)	(14.8)%
Operating expenses:
Revenue share	91,777	26.3%	78,376	19.1%	13,401	17.1%
Marketing and advertising	112,937	32.3%	136,049	33.2%	(23,112)	(17.0)%
Consumer care and enrollment	95,119	27.2%	132,731	32.4%	(37,612)	(28.3)%
Technology	27,220	7.8%	28,921	7.1%	(1,701)	(5.9)%
General and administrative	72,284	20.7%	50,457	12.3%	21,827	43.3%
Amortization of intangible assets	70,542	20.2%	70,542	17.2%	—	—%
Indefinite and long-lived asset impairment charges	259,961	74.4%	—	—%	259,961	NM
Total operating expenses	729,840	209.0%	497,076	121.3%	232,764	46.8%
Income (loss) from operations	(380,634)	(109.0)%	(87,314)	(21.3)%	(293,320)	335.9%
Interest expense	57,661	16.5%	55,133	13.5%	2,528	4.6%
Loss on extinguishment of debt	1,655	0.5%	—	—%	1,655	NM
Gain on bargain purchase	—	—%	(77,363)	(18.9)%	77,363	(100.0)%
Other (income) expense, net	(520)	(0.1)%	332	0.1%	(852)	(256.6)%
Income (loss) before income taxes	(439,430)	(125.8)%	(65,416)	(16.0)%	(374,014)	571.7%
Income tax (benefit) expense	263	0.1%	(122)	—%	385	(315.6)%
Net income (loss)	(439,693)	(125.9)%	(65,294)	(15.9)%	(374,399)	573.4%
Net income (loss) attributable to non-controlling interests	(215,162)	(61.6)%	(36,857)	(9.0)%	(178,305)	483.8%
Net income (loss) attributable to GoHealth, Inc.	$(224,531)	(64.3)%	$(28,437)	(6.9)%	$(196,094)	689.6%
Net income (loss) per share (Note 7):
Net income (loss) per share of Class A common stock — basic	$(19.14)		$(3.14)
Net income (loss) per share of Class A common stock — diluted	$(19.14)		$(3.14)
Weighted-average shares of Class A common stock outstanding — basic	11,884		9,922
Weighted-average shares of Class A common stock outstanding — diluted	11,884		9,922

Non-GAAP financial measures:
EBITDA	$(302,073)		$68,679
Adjusted EBITDA	$(16,325)		$2,479
Net Income (Loss) Margin	(125.9)%		(15.9)%
Adjusted EBITDA Margin	(4.7)%		0.6%

NM = Not meaningful

The following tables set forth the reconciliations of GAAP net income (loss) to EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin for the periods indicated (unaudited):

	Three months ended Sep. 30,		Nine months ended Sep. 30,
(in thousands)	2025	2024	2025	2024
Net revenues	$34,186	$118,292	$349,206	$409,762
Net income (loss)	(313,918)	15,366	(439,693)	(65,294)
Interest expense	24,762	19,086	57,661	55,133
Income tax expense (benefit)	(486)	(11)	263	(122)
Depreciation and amortization expense	27,022	26,419	79,696	78,962
EBITDA	(262,620)	60,860	(302,073)	68,679
Indefinite and long-lived asset impairment charges(1)	206,163	—	259,675	—
Loss on extinguishment of debt(2)	1,655	—	1,655	—
Share-based compensation expense (benefit)(3)	3,496	2,859	6,164	6,534
Professional services(4)	3,327	818	10,708	818
Legal fees(5)	889	654	3,731	1,331
Severance costs(6)	—	66	3,815	2,480
Gain on bargain purchase(7)	—	(77,363)	—	(77,363)
Adjusted EBITDA	$(47,090)	$(12,106)	$(16,325)	$2,479
Net Income (Loss) Margin	(918.3)%	13.0%	(125.9)%	(15.9)%
Adjusted EBITDA Margin	(137.7)%	(10.2)%	(4.7)%	0.6%

(1)Represents indefinite-lived intangible asset, definite-lived intangible asset, capitalized software and other long-lived asset impairment charges for the three and nine months ended September 30, 2025. For the nine months ended September 30, 2025, the amount includes one-time gains of $0.3 million from the remeasurement of the lease liability and adjustment of the ROU asset (which was previously impaired) related to the early termination of leases during the first half of the fiscal year.
(2)Represents the loss on debt extinguishment related to entry into Amendment No. 14 to the Existing Credit Agreement and the Superpriority Credit Agreement.
(3)Represents non-cash share-based compensation expense (benefit) relating to equity awards as well as share-based compensation expense (benefit) relating to liability classified awards that will be settled in cash.
(4)Represents costs associated with non-routine consulting fees and other professional services.
(5)Represents legal fees, settlement accruals and other expenses related to certain acquisitions, litigation, Existing Credit Agreement amendments or new credit agreements and other non-routine legal or regulatory matters.
(6)Represents severance costs and other fees associated with a reduction in workforce unrelated to restructuring activities.
(7)Represents the excess of the acquisition-date fair value of the net assets acquired over the acquisition-date fair value of the consideration transferred related to the acquisition of e-TeleQuote during the three months ended September 30, 2024.
The table below depicts the disaggregation of revenue and is consistent with how the Company evaluates its financial performance (unaudited):

	Three months ended Sep. 30,		Nine months ended Sep. 30,
(in thousands)	2025	2024	2025	2024
Medicare Revenue
Medicare Agency Revenue
Commission Revenue(1)	$22,172	$77,868	$262,603	$228,154
Partner Marketing and Other Revenue	4,116	14,408	32,492	47,926
Total Medicare Agency Revenue	26,288	92,276	295,095	276,080
Medicare Non-Agency Revenue	610	24,532	36,592	130,573
Total Medicare Revenue	26,898	116,808	331,687	406,653
Other Revenue
Other Non-Agency Revenue	6,886	1,119	16,587	1,896
Other Agency Revenue	402	365	932	1,213
Total Other Revenue	7,288	1,484	17,519	3,109
Total Net Revenues	$34,186	$118,292	$349,206	$409,762
(1)Commission revenue excludes commissions generated from the sale of individual and family plan insurance products.

The following table sets forth our balance sheets for the periods indicated (unaudited):

(in thousands, except per share amounts)	Sep. 30, 2025	Dec. 31, 2024
Assets
Current assets:
Cash and cash equivalents	$32,076	$40,921
Accounts receivable, net	2	4,452
Commissions receivable - current	238,947	320,399
Prepaid expense and other current assets	16,437	34,639
Total current assets	287,462	400,411
Commissions receivable - non-current	725,074	733,161
Operating lease ROU asset	10,138	19,317
Property, equipment, and capitalized software, net	5,558	29,320
Intangible assets, net	—	302,497
Other long-term assets	2,254	3,717
Total assets	$1,030,486	$1,488,423
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	11,853	14,591
Accrued liabilities	60,913	121,346
Commissions payable - current	65,088	98,771
Short-term operating lease liability	4,916	5,705
Deferred revenue	29,195	53,720
Current portion of long-term debt	—	39,500
Other current liabilities	3,717	4,419
Total current liabilities	175,682	338,052
Non-current liabilities:
Commissions payable - non-current	169,049	177,656
Long-term operating lease liability	29,958	34,900
Deferred tax liability	22,754	22,350
Long-term debt, net of current portion	581,844	447,865
Other non-current liabilities	2,227	9,200
Total non-current liabilities	805,832	691,971
Commitments and Contingencies (Note 11)
Series A redeemable convertible preferred stock — $0.0001 par value; 50 shares authorized; 50 shares issued and outstanding as of both September 30, 2025 and December 31, 2024. Liquidation preference of $57.5 million and $54.6 million as of September 30, 2025 and December 31, 2024, respectively.	55,880	52,962
Stockholders’ equity (deficit):
Class A common stock – $0.0001 par value; 1,100,000 shares authorized as of both September 30, 2025 and December 31, 2024; 16,803 and 10,614 shares issued as of September 30, 2025 and December 31, 2024, respectively; 16,032 and 10,292 shares outstanding as of September 30, 2025 and December 31, 2024, respectively.	1	1
Class B common stock – $0.0001 par value; 615,825 and 615,917 shares authorized as of September 30, 2025 and December 31, 2024, respectively; 12,621 and 12,711 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively.	1	1
Preferred stock – $0.0001 par value; 20,000 shares authorized (including 50 shares of Series A redeemable convertible preferred stock authorized and 200 shares of Series A-1 convertible preferred stock authorized); 50 shares issued and outstanding as of both September 30, 2025 and December 31, 2024.	—	—
Series A-1 convertible preferred stock— $0.0001 par value; 200 shares authorized; no shares issued and outstanding as of both September 30, 2025 and December 31, 2024.	—	—
Treasury stock – at cost; 771 and 322 shares of Class A common stock as of September 30, 2025 and December 31, 2024, respectively.	(9,280)	(4,150)
Additional paid-in capital	725,242	669,346
Accumulated other comprehensive income (loss)	(55)	(151)
Accumulated deficit	(647,739)	(423,208)
Total stockholders’ equity (deficit) attributable to GoHealth, Inc.	68,170	241,839
Non-controlling interests	(75,078)	163,599
Total stockholders’ equity (deficit)	(6,908)	405,438
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$1,030,486	$1,488,423

The following table sets forth our statements of cash flows for the periods indicated (unaudited):

	Nine months ended Sep. 30,
(in thousands)	2025	2024
Operating Activities
Net income (loss)	$(439,693)	$(65,294)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Share-based compensation	6,164	6,534
Depreciation and amortization	9,154	8,420
Amortization of intangible assets	70,542	70,542
Amortization of debt discount and issuance costs	4,687	7,319
Deferred tax liability	403	—
Non-cash lease expense	2,459	2,907
Other non-cash items	(346)	(98)
Accrued interest payable in kind	27,322	—
Loss on extinguishment of debt	1,655	—
Indefinite and long-lived asset impairment charges	259,961	—
Gain on bargain purchase	—	(77,363)
Changes in assets and liabilities:
Accounts receivable	4,450	(4,578)
Commissions receivable	89,598	104,570
Prepaid expenses and other assets	18,327	28,644
Accounts payable	(2,739)	(4,268)
Accrued liabilities	(60,383)	(44,227)
Deferred revenue	(24,526)	(9,708)
Commissions payable	(42,291)	(44,735)
Operating lease liabilities	(3,874)	(4,976)
Other liabilities	(3,743)	(9,900)
Net cash provided by (used in) operating activities	(82,873)	(36,211)
Investing Activities
Acquisition of business, net	—	17,536
Purchases of property, equipment and software	(8,248)	(11,511)
Net cash provided by (used in) investing activities	(8,248)	6,025
Financing Activities
Repayment of borrowings	(2,375)	(50,000)
Proceeds from borrowings	97,999	40,000
Debt issuance cost payments	(8,408)	(13,584)
Repurchase of shares to satisfy employee tax withholding obligations	(5,130)	(1,484)
Proceeds from stock option exercises	1	4
Net cash provided by (used in) financing activities	82,087	(25,064)
Effect of exchange rate changes on cash and cash equivalents	189	(32)
Increase (decrease) in cash and cash equivalents	(8,845)	(55,282)
Cash and cash equivalents at beginning of period	40,921	90,809
Cash and cash equivalents at end of period	$32,076	$35,527
Supplemental Disclosure of Cash Flow Information
Non-cash investing and financing activities:
Purchases of property, equipment and software included in accounts payable	$—	$154

In addition to traditional financial metrics, we rely upon certain business and operating metrics to evaluate our business performance and facilitate our operations. The most relevant business and operating metrics for our single operating and reportable segment are furnished in the tables below (unaudited).

Beginning in the quarter ended June 30, 2025, we revised the definitions of certain business and operating metrics to reflect our recent expansion into GoHealth Protect. This revised presentation aligns with how we currently manage our operations. We did not revise prior periods’ metrics because GoHealth Protect was not significant prior to the second quarter of 2025.
The following table presents the number of Submissions for the periods presented:

Submissions	Three months ended Sep. 30,
	2025	2024	Change	% Change
	72,183	166,195	(94,012)	(56.6)%

	Nine months ended Sep. 30,
	2025	2024	Change	% Change
	516,286	534,737	(18,451)	(3.5)%

The following table presents the Sales per Submission for the periods presented:

Sales per Submission	Three months ended Sep. 30,
	2025	2024	$ Change	% Change
	$461	$702	$(241)	(34.3)%

	Nine months ended Sep. 30,
	2025	2024	$ Change	% Change
	$669	$761	$(92)	(12.1)%

The following table presents the Direct Operating Cost per Submission for the periods presented:

Direct Operating Cost per Submission	Three months ended Sep. 30,
	2025	2024	$ Change	% Change
	$756	$663	$93	14.0%

	Nine months ended Sep. 30,
	2025	2024	$ Change	% Change
	$579	$647	$(68)	(10.5)%

The following are our Direct Operating Cost of Submission (in thousands) and Sales/Direct Operating Cost of Submission for the periods presented:

	Three months ended Sep. 30,		Nine months ended Sep. 30,
	2025	2024	2025	2024
Direct Operating Cost of Submission	$54,547	$110,245	$299,036	$346,112
Sales/Direct Operating Cost of Submission	0.6	1.1	1.2	1.2